AAF First Priority CLO Bond ETF (AAA)
Listed on NYSE Arca, Inc.
Summary Prospectus dated August 31, 2020
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated August 14, 2020, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.AAFETFs.com/AAA. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.
IMPORTANT NOTE: Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future Fund shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Investment Objective
The AAF First Priority CLO Bond ETF (the “Fund”) seeks capital preservation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.25%

1 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $26	3 Years: $80
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in AAA rated first priority debt tranches of U.S. dollar-dominated collateralized loan obligations (“CLOs”).
CLOs are trusts that are typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may invest in CLOs of any maturity. The Fund is actively managed and does not seek to track the performance of any particular index.
The Fund principally invests in CLOs with the following criteria:
Rated AAA
No CLO, at the time of purchase by the Fund, will have a rating that is below AAA (or equivalent by a nationally recognized statistical rating organization (“NRSRO”). An NRSRO is a credit rating agency that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes. After purchase, a CLO’s rating may decline below the minimum rating required by the Fund for purchase. In such cases, the Adviser will consider whether continuing to hold the CLO is in the best interest of the Fund.
Broadly Syndicated Senior-Secured Loans
The underlying collateral pool for each CLO must be comprised primarily (typically 90%) of broadly syndicated senior-secured first lien loans. A Broadly Syndicated Loan CLO (“BSL CLO”) is a CLO that limits the amount of loan collateral whose offering size is typically less than $250MM to a maximum of approximately 5% of the portfolio. No investments will be made in middle market CLOs, CBOs, ABS CDOs and synthetic CLOs.
First Priority Tranches Only
The Fund will invest only in the senior-most tranches of CLOs. The cash flows from a CLO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows of the underlying assets before the junior tranches and equity, or “first loss,” tranches. Losses are first borne by the equity tranches, then by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. For the avoidance of doubt, the CLOs that the Fund purchases will be the senior-most tranches, consisting of floating rate bonds that rank first in priority of payments, at the time the CLO is issued. The Fund will not purchase CLO tranches that have subsequently become the senior-most tranches due to amortization of previously more senior tranches.
Minimum Offering and Tranche Size
The Fund will only invest in a CLO with a minimum initial total deal size of $300 million and minimum initial AAA tranche size of $150 million.
Maximum Positions Size
The Fund will not invest more than 5% of its total assets in any single security.
Maximum CLO Manager Exposure
The Fund will not invest more than 10% of its total assets in any single CLO manager.
Maximum Weighted Average Rating Factor
Each CLO will have a maximum Weighted Average Rating Factor (the “WARF”) (the “Maximum WARF”), at the time of purchase, of less than the greater of: a) 3,000, and b) the median WARF value of all outstanding broadly syndicated CLOs (as determined by AAF). WARF is a measure that is used by credit rating companies to indicate the quality of a CLO by aggregating the credit ratings of the CLO’s holdings into a single numerical value. If no WARF is calculated by the trustee of a particular CLO, Alternative Access Funds, LLC (the “Adviser” or “AAF”) the Fund’s investment adviser, will at its discretion, invest only in a CLO that it believes would not exceed the Maximum WARF. After purchase, a CLO’s WARF may exceed the Maximum WARF. In such cases, the Adviser will consider whether to continue to hold the CLO. Additional information about the WARF is located in the “Additional Information About the Fund” section.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. The following risks could affect the value of your investment in the Fund:

•Collateralized Loan Obligations Risk. A CLO is a trust collateralized by a pool of credit-related assets. Accordingly, CLO securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. The extent of these risks depend largely on the type of securities used as collateral and the class of the CLOs in which the Fund invests. In addition, CLOs are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.
•Collateralized Loan Obligations Leveraging Risk. CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Fund. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Fund’s investments were not leveraged. The Fund intends to invest only in the most senior tranches of CLOs (those that are also AAA-rated), which generally are less affected by the effects of leverage than more junior tranches.
•ETF Risk. The Fund is an ETF, and, as a result of this structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Fixed Income Risk. Current market conditions and the actions of governmental authorities and regulators in response to COVID-19 and its far-reaching effects present heightened risks to fixed-income investments, including the CLOs in which the Fund invests, and the fixed income market, generally. Such risks could be further heightened if such market conditions become more volatile or the governmental and regulatory actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
◦Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.

◦Floating Rate Notes Risk: Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating rate notes generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates, such as the LIBOR, may not accurately track market interest rates.
◦Income Risk: The Fund’s income may decline if interest rates fall. This decline in income can occur because most of the debt instruments held by the Fund will have floating or variable interest rates.
◦Privately Issued Securities Risk: The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
•LIBOR Discontinuance or Unavailability Risk. The CLO debt in which the Fund may invest bears interest based upon LIBOR (London InterBank Offered Rate). It is expected that after January 1, 2022 LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR, such as the Secured Overnight Financing Rate (SOFR). There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
•Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. While CLOs in which the Fund seeks to invest are expected to be highly liquid and supported by an active market, it is possible that they may be characterized as illiquid securities under adverse market conditions resulting in a limited market for the resale of CLOs or affecting the liquidity in the fixed income market, generally.
•Management Risk. The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objectives. The Fund’s ability to achieve its investment objectives depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting projected dividend and growth rates and inflationary and deflationary periods. In addition, the Fund’s ability to achieve its investment objective depends on the Adviser’s ability to select securities, particularly in volatile markets. The Adviser could be incorrect in its analysis of industries, companies’ projected dividends and growth rates and the relative attractiveness of value securities and other matters. In addition, the Adviser’s stop loss and goal setting process may not perform as expected, which may negatively impact the Fund.
•Market Risk. The trading prices of debt securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID‑19, a novel coronavirus. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•New Fund Risk. The Fund is a recently organized, diversified management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Additionally, the investment adviser has not previously managed a registered fund, which may increase the risks of investing in the Fund.
•Transactions in Cash Risk. The Fund intends to effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to pay redemption proceeds. This may cause the Fund to incur certain costs such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had paid redemption proceeds in kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. In addition, the costs imposed on the Fund will decrease the Fund’ NAV unless the costs are offset by a transaction fee payable by an AP.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.AAFETFs.com or by calling the Fund toll free at 1-800-617-0004.
Portfolio Management

Adviser	Alternative Access Funds, LLC
Portfolio Manager	Peter Coppa has been the portfolio manager of the Fund since its inception in 2020.
Purchase and Sale of Shares
The Fund is an ETF. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units comprised of blocks of 100,000 Shares, or whole multiples thereof. Shares are not individually redeemable, and may only be issued to or redeemed by or through Authorized Participants. The Fund’s Creation Units are issued and redeemed principally for cash, but may also be issued and redeemed “in kind” for securities held by or eligible to be held by the Fund. Retail investors may acquire Shares on the Exchange through a broker-dealer. Shares of the Fund trade on the Secondary Market at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.AAFETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.